LOAN REDUCTION AND
                        PURCHASE AND ASSIGNMENT AGREEMENT


     This Loan Reduction and Purchase and Assignment Agreement is made as of April 4, 1997 (this "Agreement")by and among FLEET NATIONAL BANK, a national banking association with offices at one Federal Street, Boston, Massachusetts 02110 (the "Agent")" the lenders named on the signature pages hereto (the "Lenders"),--. VESTEX CAPITAL CORPORATION, a Massachusetts corporation with offices at 12 Waltham Street, Lexington, Massachusetts 02173 ("Vestex") and CHANCELLOR CORPORATION, CHANCELLOR FLEET CORPORATION, CHANCELLOR FINANCIAL SALES AND SERVICES, INC., CHANCELLLOR FLEET REMARKETING, INC., CHANCELLOR ASSET CORPORATION, CHANCELLOR FINANCIALEASE, INC., VALMONT FINANCIAL CORPORATION, CHANCELLOR DATACOMM, INC. ALCO 474N TRUST, CAINS 931D TRUST, CAINS 931E TRUST, CHRYSLER B04E TRUST, CONAGRA 25405 TRUST, CONAGRA 25409 TRUST, DALLAS 38329 TRUST, H.E. BUTT 796C TRUST, KRAFT 79328 TRUST, KRAFT 993C TRUST, PIC B03H TRUST, SATURN B062 TRUST, SATURN B063 TRUST, SATURN B067 TRUST, SHAMROCK 25748 TRUST, TYLER 3110 TRUST, AND WHIRLPOOL 49434 TRUST (the "Borrowers").

                                   WITNESSETH:

     WHEREAS, the Borrowers, each having a principal place of business at 745 Atlantic Avenue, Boston, Massachusetts 02111, and certain affiliates (collectively, the "Borrowers") of the foregoing from time to time parties, as borrowers and/or guarantors, to certain extensions of credit referenced in that certain Forbearance Agreement, dated as of April 6, 1990, and that certain Loan Agreement, dated as of April 6, 1990 (the "Loan Agreement") executed by certain of the Borrowers, the Agent and the Lenders (the Loan Agreement together with all security documents and all other documents described on Exhibit A attached hereto and made a part hereof, are sometimes referred to hereinafter collectively as the "Loan Documents");

     WHEREAS, at the request of the Borrowers, the Lenders have agreed to (i) reduce the aggregate principal amount of the obligations to the Lenders pursuant to the Loan Documents from $2,429,412.89 to $1,500,000, (ii) agree to transfer and assign all of their right, title and interest in and to the Loan Documents (reflecting the reduced amount of the obligations thereunder) to Vestex, and
(iii) provide full and complete releases in favor of the Borrowers, in exchange for (x) $523,234.43 from the Borrowers representing the aggregate amount of the principal and interest payments made by the Borrowers from the Collateral Account in two installments, one on or about February 25, 1997 and one on or about March 25, 1997) and (y) full and complete releases in favor of the Agent and each of the Lenders from each of the Borrowers;

     WHEREAS, at the request of the Borrowers, the Lenders have agreed to assign to Vestex all of their respective right, title and interest in and to the Loan Documents (reflecting the reduced amount of the obligations thereunder) in-exchange -for (x) $976,765.77 from Vestex and (y) a full and complete release in favor of the Agent and each of the Lenders from Vestex and Brian Adley;

     WHEREAS, the Borrowers have arranged to obtain financing from Vestex in replacement for the financing currently provided by the Lenders at a reduced per annum rate of interest and on longer amortization terms, and Vestex has agreed to purchase and accept and subsequently reduce the interest rate and lengthen the amortization under, and the Lenders have agreed to sell and assign, all of the Lenders, rights under the Loan Documents, all in accordance with the terms and conditions hereinafter described;

     WHEREAS, to induce Vestex to purchase the rights under the Loan Documents, the Borrowers have agreed to substitute a promissory note payable jointly and severally by the Borrowers to Vestex reflecting the amended terms and to terminate the Loan Agreement;

     NOW THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Loan Reduction. In consideration of the payment of $523,234.43 from the Borrowers of which amount the Lenders acknowledge that $523,234.43 has been paid to the Lenders in two installments, one on or about February 25, 1997, the other on or about March 25, 1997) and the delivery of full and complete releases by the Borrowers in favor of the Lenders and the Agent, the Lenders agree (i) to reduce the aggregate amount of the total indebtedness of the Borrowers to the Lenders pursuant to the Loan Documents to $1,500,000, and (ii) to transfer the Loan Documents to Vestex in accordance with the terms hereof.

     Section 2. Assignment to Vestex. In consideration of the payment of $976,765.77 from Vestex and the delivery of full and complete releases by Vestex and Brian Adley in favor of the Lenders and the Agent, the Lenders agree to sell, grant, assign and convey to Vestex, without recourse, representation or warranty of any kind, except as otherwise provided herein, and Vestex hereby accepts, all of the Lenders' right, title and interest in, to and under the Loan Documents (as amended hereunder), including, without limitation, all liens and security interests in all collateral and security for the Borrowers, obligations under the Loan Documents.

     Section 3. Conditions Precedent. The Lenders' agreements herein are subject to the delivery of the following items by the Borrowers to the Lenders in form and substance satisfactory to the Lenders and its counsel and the Agent:

(a)     resolutions  of the Boards of Directors of the Borrowers authorizing the
execution  and  delivery by the     Borrowers of this Agreement and of the other
documents  and  instruments  referred  to  herein;

(b)     payment  of the fees and expenses of Mintz, Levin, Cohn, Ferris, Glovsky
and  Popeo,  P.C.  through  the  date     of  closing  of  this  Agreement;

(c)     payment of the fees and expenses of Fleet National Bank, as Agent to the
Lenders,  through  the  date  of     closing  of  this  Agreement;

(d)     payment  of  the  fees  and expenses of Argus Management Corporation and
Equipment Leasing Services, Inc.,     each as Consultant to the Lenders, through
the  date  of  closing  of  this  Agreement;

(e)     such  other  documents,  instruments,  opinions  of  counsel  and  other
materials that the Lenders, any     participant, or their respective counsel may
reasonably  require;  and,

(f)     Releases in the form attached hereto as Exhibits C and Dduly executed by
each  of  the  Borrowers,  Vestex     and  Brian  Adley.

     Section 4. Representations and Warranties of Agent and Lenders. The Agent and the Lenders each represents and warrants to Vestex that (i) Exhibit A hereto sets forth all of the material documents, instruments and agreements entered into in connection with the Loan Agreement, together with all amendments to the Loan Agreement or any such documents, (ii) there are no written agreements to which the Agent or any of the Lenders is a party which vary the terms of or the priorities of the security interests granted under the Loan Documents which would adversely affect Vestex thereunder, and (iii) the Lenders own the loans evidenced by the Loan Documents for their own accounts, respectively, and none of the Lenders has sold any participations therein or encumbered any or all of its interest in such loans or its security interests and liens evidenced by the Loan Documents.

     Section 5. Representations and Warranties of Vestex. Vestex represents and warrants to the Agent and the Lenders that (a) Vestex has been and will continue to be solely responsible for the making of its own independent investigation as to: (i) the authorization, execution, legality, validity, effectiveness, genuineness, enforceability and sufficiency of the Loan Documents, (ii) the adequacy or perfection of any security interests held by the Agent or the Lenders in the collateral securing the Borrowers, obligations under the Loan Documents and any liens held by the Agent or the Lenders in any other security therefor, (iii) Vestex has entered into this Agreement on the basis of its own independent investigation and has not relied upon, and will not rely upon, any explicit or implicit written or oral representation, warranty or other statement of the Lenders other than those expressly contained herein, and (b) that Vestex shall cancel all notes or instruments delivered pursuant to Section 6 below and accept from the Borrowers, in replacement of all evidence of the obligations of the Borrowers under the Loan Documents, a promissory note providing for a reduced rate of interest and a longer amortization period.

     Section 6. Delivery of Loan Documents. Upon satisfaction of each of the conditions precedent set forth in Section 3 above, and upon receipt by the Agent of the payment of $976,765.77 from Vestex, (a) the Lenders shall reduce the amount of the obligations of the Borrowers to the Lenders to $1,500,000 in accordance with Section 1 above, and (b) the Agent shall deliver to Vestex the original of the Secured Promissory Note dated April 6, 1990 in the original principal amount of $8,000,000 payable by certain of the Borrowers to Shawmut Bank, N.A., predecessor in interest to the Agent, endorsed as follows:

     Pay  to  the  order  of  Vestex  Capital  Corporation,  without  recourse.

     Fleet National Bank, formerly known as Fleet National Bank of Connecticut, successor by merger to Fleet National Bank of
Massachusetts,
     formerly  known  as  Shawmut  Bank,  N.A.

          By:  _____________________________
          Name:  ___________________________
          Title:  ____________________________

The Agent agrees to use its best efforts to deliver to Vestex within ten (10) business days from the date hereof the originals of all other Loan Documents described on Exhibit A hereto and all original file-stamped secured party copies of the executed UCC financing statements for the locations described on Exhibit B hereto together with executed assignments of same to Vestex in recordable form. Each of the Agent and the Lenders agrees to execute such other documents as Vestex may reasonably request -in connection with effecting the transactions contemplated by this Agreement, including, without limitation, releases or assignments of any blocked accounts, cash collateral accounts and the like maintained in connection with the Loan Documents.

     Section 7. Indemnification. The Agent, the Lenders and Vestex all agree that from and after the date hereof Vestex shall be responsible for all acts and omissions which may hereafter occur with respect to the Loan Documents. Vestex hereby indemnities and holds the Agent and the Lenders harmless from any liability, damage, cost or expense (including reasonable attorney fees) claimed or asserted against the Agent or the Lenders by Vestex, any Borrower, Brian Adley (collectively, the "Indemnitors") or any Affiliate of any Indemnitor with respect to the Loan Documents or this Agreement. For the purposes hereof, "Affiliate" shall mean, with respect to any Indemnitor, (i) any entity directly or indirectly controlling (including but not limited to all directors and officers, if any, of such entity), controlled by or under direct or indirect common control with any Indemnitor, or (ii) any family member of any Indemnitor who is a natural person. An entity shall be deemed to control a corporation, partnership, trust, joint venture or other enterprise or person if such entity possesses, directly or indirectly, the power (a) to vote 5% or more of the interests having ordinary voting power for such entity, or (b) to direct or cause direction of the management and policies of such corporation, partnership, trust, joint venture, enterprise or person whether through the ownership of voting securities or interest, by contract or otherwise.

     Section 8. Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     Section 9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     Section 10. Other Agreements. Nothing contained herein shall be construed so as to limit or impair the Borrowers, obligations, liabilities and indebtedness to any Lender on account of indebtedness not listed on Exhibit A hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal as of the day and year first written above.

WITNESSED:                              VESTEX  CAPITAL  CORPORATION

/s/  Derek  R.  Coulter                 By:   /s/  Brian M. Adley
     Derek  R.  Coulter                            Brian  M.  Adley
                                                   Chief  Executive  Officer

                                        BORROWERS:
WITNESSED  AS  TO  ALL  SIGNATURES
ON  BEHALF  OF  BORROWERS:             CHANCELLOR  CORPORATION


/s/  Derek  R.  Coulter                By: /s/  John J. Powell
     Derek  R.  Coulter                         John  J.  Powell
                                                President

                                   CHANCELLOR  FLEET  CORPORATION


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  FINANCIAL  SALES  AND
                                   SERVICES,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  FLEET
                                   REMARKETING,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  ASSET
                                   CORPORATION


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  FINANCIALEASE,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   VALMONT  FINANCIAL  CORPORATION


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  DATACOMM,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   ALCO  474N  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CAINS  931D  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CAINS  931E  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHRYSLER  B04E  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CONAGRA  25405  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CONAGRA  25409  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   DALLAS  38329  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   H.E.  BUTT  796C  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   KRAFT  79328  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President


                                   KRAFT  993C  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   PIC  B03H  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SATURN  B062  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SATURN  B063  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SATURN  B067  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SHAMROCK  25748  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   TYLER  3110  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   WHIRLPOOL  49434  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                    EXHIBIT A


     1. Loan Agreement dated as of April 6, 1990, by and between Shawmut Bank, N.A., as agent and the Borrowers;

     2. $8,000,000 Secured Promissory Note, dated as of April 6, 1990, made by the Borrowers in favor of Shawmut Bank, N.A. as agent.

     3. Forbearance Agreement dated as of April 6, 1990 ' by and among the Lenders and the Borrowers and the promissory notes, loan agreements and related documents referred to in the schedules and exhibits thereto, including Schedule I attached hereto [not available on disk].

4.     Security  Agreement,  dated  as  of  April  6,  1990.

5.     Pledge  Agreement,  dated  as  of  April  6,  1990.

6. Promissory Notes with respect to "Deferred Payments" in accordance with Letter
Agreement  dated  as  of  July  25,  1995.

     Deferred  Payment  Promissory  Note  in  the principal amount of $80,950.58
payable  to  the  order  of     Northwestern  National  Life  Insurance Company,
predecessor-in-interest  to  Reliastar  Life  Insurance;

     Deferred  Payment  Promissory  Note  in  the principal amount of $23,128.74
payable to the order of Shawmut     Bank, N.A., predecessor-in-interest to Fleet
National  Bank;

     Deferred  Payment  Promissory  Note  in  the  principal amount of $3,854.79
payable  to  the  order  of  Farm     Bureau Life Insurance Company of Michigan;

     Deferred  Payment  Promissory  Note  in  the  principal amount of $3,854.79
payable  to  the  order  of  F.B.     Annuity  Company;

     Deferred  Payment  Promissory  Note  in  the  principal amount of $3,854.79
payable  to  the  order of Farm     Bureau Mutual Insurance Company of Michigan;

     Deferred  Payment  Promissory  Note  in  the principal amount of $14,918.04
payable  to  the  order  of  The  CIT     Group/Equipment  Financing,  Inc.; and

          7.     Warrants  to  purchase  common  stock  dated  February 5, 1993:

     No.  I  -  181,912 shares in favor of Northwestern National Life Insurance,
predecessor-in-interest  to     Reliastar  Life  Insurance
     No.  2  -  81,615  shares  in  favor  of  The  Daiwa  Bank  Limited
     No.  3  -  51,975  shares  in  favor  of  Shawmut  Bank,  N.A.,
predecessor-in-interest  to  Fleet  National     Bank
     No.  4  -  34,651  shares  in  favor  of  Atlantic  Bank  of  New  York
     No.  5  - 33,524 shares in favor of The CIT Group/Equipment Financing, Inc.
     No.  6  -  25,847  shares  in  favor  of  First  NH  Bank,  N.A.
predecessor-in-interest  to  AMRESCO  New     Hampshire,  Inc.
     No. 7 - 13,929 shares in favor of First Mutual of Boston predecessor-in-interest to the FDIC
     No.  8  -  8,662  shares  in  favor  of  FB  Annuity  Company
     No. 9 - 8,662 shares in favor of Farm Bureau Life Insurance Company of Michigan
     No. 10 - 8,662 shares in favor of Farm Bureau Mutual Life Insurance Company of Michigan

     8. Amendments, modifications and supplements to the foregoing to which one or more of the Borrowers are parties.

     The Lenders and/or their predecessors in interest are parties to an Agency, Funding and Collateral Sharing Agreement dated as of April 6, 1990, as amended through the date hereof, with respect to the Lenders' and Agent's agreements regarding taking actions against the collateral and sharing of proceeds of the obligations of the Borrowers and of the collateral. None of the Agent's or Lenders' rights or obligations pursuant to such agreement are being transferred.


                                       EXHIBIT B
                to Loan Reduction and Purchase and Assignment Agreement

                               UCC Financing Statements
                               ------------------------


DEBTOR        JURISDICTION      DATE OF FILING    FILE NO.
--------------------------------------------------------------------------------------

Chancellor Acquisition Corp.  Illinois Secretary of State    April 10, 1990    2101859
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Asset Management  Illinois Secretary of State    April 10, 1990    2701860
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Corp.      Illinois Secretary of State    April 10, 1990    2701863
745 Atlantic Avenue
Boston, NM 02111

Chancellor Credit, Ltd.    Illinois Secretary of State    April 10, 1990    2701862
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    Illinois Secretary of State    April 10, 1990    2701861
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.   DuPage County Recorder.    April 10, 1990     9OU-2088
745 Atlantic Avenue
Boston, MA 02111

Chancellor Asset Management   DuPage County Recorder    April 10, 1990    9OU-2087
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Corp.      DuPage County Recorder    April 10, 1990    9OU-2084
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    DuPage County Recorder    April 10, 1990    9OU-2085
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    DuPage County Recorder    April 10, 1990    9OU-2086
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.  NC Secretary of State    April 10, 1990    0668412
745 Atlantic Avenue
Boston, MA 02111
--------------------------------------------------------------------------------------



DEBTOR        JURISDICTION      DATE OF FILING    FILE NO.
---------------------------------------------------------------------------------------

Chancellor Asset Management   NC Secretary of State    April 10, 1990    0668411
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Corp.      NC Secretary of State    April 10, 1990    0668408
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    NC Secretary of State    April  10,1990    0668408
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    NC Secretary of State    April  10,1990    0668410
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.  Registry-Mecklenberg    April 10, 1990    005563
745 Atlantic Avenue    County
Boston, MA 021 11

Chancellor Asset Management  Registry-Mecklenberg    April 10, 1990    005562
Corp.        County
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Corp.      Registry-Mecklenberg    April 10, 1990    005559
745 Atlantic Avenue    County
Boston, MA 021 11

Chancellor Credit, Ltd.    Registry-Mecklenberg    April 10, 1990    005560
745 Atlantic Avenue    County
Boston, MA 02111

Chancellor Fleet Corp.    Registry-Mecklenberg    April 10,  1990    005561
745 Atlantic Avenue    County
Boston, MA 02111

Chancellor Acquisition Corp.   Tennessee Secretary of State   April 16, 1990     761497
745 Atlantic Avenue
Boston, MA 02111

Chancellor Asset Management   Tennessee Secretary of State   April 16, 1990     761498
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Corp.      Tennessee Secretary of State  April 16, 1990    761501
745 Atlantic Avenue
Boston, MA 02111
---------------------------------------------------------------------------------------



DEBTOR        JURISDICTION      DATE OF FILING    FILE NO.
-------------------------------------------------------------------------------------

Chancellor Credit, Ltd.    Tennessee Secretary of State  April 16, 1990    761500
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    Tennessee Secretary of State  April 16, 1990    761499
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.   Davidson County, Tennessee   April 16, 1990     072485
745 Atlantic Avenue
Boston, MA 02111

Chancellor Asset Management   Davidson County, Tennessee   April 16, 1990     072484
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Corp.      Davidson County, Tennessee  April 16, 1990    072481
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    Davidson County, Tennessee  April 16, 1990    072482
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    Davidson County, Tennessee  April 16, 1990    072483
745 Atlantic Avenue
Boston, NM 02111

Chancellor Asset Management  Texas Secretary of State    April 10, 1990    076266
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.  Texas Secretary of State    April 101 1990    076267
745 Atlantic Avenue
Boston, NM 02111

Chancellor Fleet Corp.    Texas Secretary of State    April 10, 1990    076265
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    Texas Secretary of State    April 10, 1990    076264
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Corp.      Texas Secretary of State    April 10, 1990    076263
745 Atlantic Avenue
Boston, MA 02111




DEBTOR        JURISDICTION      DATE OF FILING    FILE NO.
---------------------------------------------------------------------------------

Chancellor Asset Management  Clerk of Dallas County,    April 10, 1990    002820
Corp.        Texas
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    Clerk of Dallas County,    April 10, 1990    002818
745 Atlantic Avenue    Texas
Boston, MA 02111

Chancellor Acquisition Corp.  Clerk of Dallas County,    April 10, 1990    002821
745 Atlantic Avenue    Texas
Boston, NM 02111

Chancellor Fleet Corp.    Clerk of Dallas County,    April 10, 1990    002819
745 Atlantic Avenue    Texas
Boston, MA 02111

Chancellor Corp.      Clerk of Dallas County,    April 10, 1990    002817
745 Atlantic Avenue    Texas
Boston, MA 02111

Chancellor Acquisition Corp.  Fulton County, GA    April 10, 1990    735390
745 Atlantic Avenue
Boston, MA 02111

Chancellor Asset Management  Fulton County, GA    April 10, 1990    735389
Corp.
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Corp.      Fulton County, GA    April 10, 1990    735386
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    Fulton County, GA    April 10, 1990    735387
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    Fulton County, GA    April 10, 1990    735388
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.  Wayne County, MI    April 10, 1990    0464453
745 Atlantic Avenue
Boston, MA 02111

Chancellor Asset Management  Wayne County, MI    April 10, 1990    0464452
Corp.
745 Atlantic Avenue
Boston, MA 021 11
----------------------------------------------------------------------------



DEBTOR        JURISDICTION      DATE OF FILING    FILE NO.
--------------------------------------------------------------------------

Chancellor Corp.      Wayne County, MI    April 10, 1990    0464455
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    Wayne County, MI    April 10, 1990    0464456
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    Wayne County, MI    April 10, 1990    0464454
745 Atlantic Avenue
Boston, MA 02111

Chancellor Acquisition Corp.          April 10, 1990    02541B
745 Atlantic Avenue
Boston, MA 02111

Chancellor Asset Management          April 10 1990    02540B
Corp.
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Fleet Corp.            April 10, 1990    02542B
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Corp.              April 10, 1990    02543B
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Corp.              April 10, 1990    02544B
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Acquisition Corp.  New Jersey Secretary of    April 10, 1990    1331116
745 Atlantic Avenue    State
Boston, MA 021 11

Chancellor Asset Management  New Jersey Secretary of    April 10, 1990    1331108
Corp.        State
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    New Jersey Secretary of    April 10, 1990    1331110
745 Atlantic Avenue    State
Boston, MA 02111

Chancellor Credit, Ltd.    New Jersey Secretary of    April 10, 1990    1331114
745 Atlantic Avenue    State
Boston, MA 021 11





DEBTOR        JURISDICTION      DATE OF FILING    FILE NO.
------------------------------------------------------------------------------

Chancellor Corp.      New Jersey Secretary of    April 10, 1990    1331112
745 Atlantic Avenue    State
Boston, MA 021 11

Chancellor Acquisition Corp.  Middlesex County, NJ    April 10, 1990    001005
745 Atlantic Avenue
Boston, MA 021 11

Chancellor Asset Management  Middlesex County, NJ    April 10, 1990    001004
Corp.
745 Atlantic Avenue
Boston, MA 02111

Chancellor Fleet Corp.    Middlesex County, NJ    April 10, 1990    001003
745 Atlantic Avenue
Boston, MA 02111

Chancellor Credit, Ltd.    Middlesex County, NJ    April 10, 1990    001002
745 Atlantic Avenue
Boston, MA 02111

Chancellor Corp.      Middlesex County, NJ    April 10, 1990    001001
745 Atlantic Avenue
Boston, NM 02111
------------------------------------------------------------------------------

                                    EXHIBIT C
                                     RELEASE

     Release executed as of April 4, 1997, by each of the undersigned (the "Releasors") in favor of Fleet National Bank, as agent (the "Agent"), and Reliastar Life Insurance Company, the CIT Group/Equipment Financing, Inc., Atlantic Bank of New York, Inc., Farm Bureau Life Insurance Company of Michigan, Inc., F.B. Annuity Company, Farm Bureau Mutual Insurance Company of Michigan, Fleet National Bank, The Federal Deposit Insurance Corporation, and AMRESCO New Hampshire, L.P. (collectively, the "Lenders" and, together with the Agent, the "Releasees").

                                   WITNESSETH:
                                   -----------

     WHEREAS, Releasees, Releasors and others have entered into a Loan Reduction and Purchase and Assignment Agreement, dated as of the date hereof (the "Settlement Agreement") and this Release is being executed pursuant to Section 3(f) of the Settlement Agreement.

     NOW THEREFORE, in consideration of one dollar ($1.00), the consideration set forth in the Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Releasors, with the intention of binding their respective heirs, executors, administrators, legal representatives, successors and assigns, do hereby expressly remise, release and forever discharge Releasees, their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest, successors and assigns from all debts, liabilities, obligations, claims, demands, actions, accounts, covenants, contracts, agreements, promises, omissions, damages and causes of action whatsoever, of every name, nature, and description, both in law and in equity, or which may result from the existing state of things, that Releasors ever had or may now have, known or unknown, direct or indirect, absolute or contingent, or might subsequently accrue to Releasors or any of them or that anyone claiming through or under any of them may have, or claim to have, which arise under or in any way relate to any of the Loan Documents (as defined in the Settlement Agreement) or the subject matter of the Settlement Agreement, against any one or more of the Releasees or their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest, successors or assigns.

     This Release shall forever settle, adjust, and discharge all claims of Releasors against Releasees designated above. Releasors voluntarily and knowingly execute this release with the intent of effecting the extinguishment of obligations as hereinabove designated. The Releasors have read this Release and understand all of its terms. The undersigned have executed the same voluntarily and with full knowledge of its significance.

     EXECUTED  as an instrument under seal the day and year first above written.

                                        BORROWERS:
WITNESSED  AS  TO  ALL  SIGNATURES
ON  BEHALF  OF  BORROWERS:             CHANCELLOR  CORPORATION


/s/  Derek  R.  Coulter                By: /s/  John J. Powell
     Derek  R.  Coulter                         John  J.  Powell
                                                President

                                   CHANCELLOR  FLEET  CORPORATION


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  FINANCIAL  SALES  AND
                                   SERVICES,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  FLEET
                                   REMARKETING,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  ASSET
                                   CORPORATION


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  FINANCIALEASE,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   VALMONT  FINANCIAL  CORPORATION


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHANCELLOR  DATACOMM,  INC.


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   ALCO  474N  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CAINS  931D  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CAINS  931E  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CHRYSLER  B04E  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CONAGRA  25405  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   CONAGRA  25409  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   DALLAS  38329  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   H.E.  BUTT  796C  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   KRAFT  79328  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President


                                   KRAFT  993C  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   PIC  B03H  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,
                                   AS  TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SATURN  B062  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SATURN  B063  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SATURN  B067  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   SHAMROCK  25748  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   TYLER  3110  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                   WHIRLPOOL  49434  TRUST
                                   By:  CHANCELLOR  FLEET  CORPORATION,  AS
                                   TRUSTEE


                                   By:    /s/  John  J.  Powell
                                        John  J.  Powell
                                        President

                                    EXHIBIT D
                                     RELEASE

     Release executed as of April 4, 1997, by each of the undersigned (the "Releasors") in favor of Fleet National Bank, as agent (the "Agent"), and Reliastar Life Insurance Company, the CIT Group/Equipment Financing, Inc., Atlantic Bank of New York, Inc., Farm Bureau Life Insurance Company of Michigan, Inc., F.B. Annuity Company, Farm Bureau Mutual Insurance Company of Michigan, Fleet National Bank, The Federal Deposit Insurance Corporation, and AMRESCO New Hampshire, L.P. (collectively, the "Lenders" and, together with the Agent, the "Releasees").

                                   WITNESSETH:

     WHEREAS, Releasees, Releasors and others have entered into a Loan Reduction and Purchase and Assignment Agreement, dated as of the date hereof (the "Settlement Agreement") and this Release is being executed pursuant to Section 3(f) of the Settlement Agreement.

     NOW THEREFORE, in consideration of one dollar ($1.00), the consideration set forth in the Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Releasors, with the intention of binding their respective heirs, executors, administrators, legal representatives, successors and assigns, do hereby expressly remise, release and forever discharge Releasees, their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest successors and assigns from all debts, liabilities, obligations, claims, demands, actions, accounts, covenants, contracts, agreements, promises, omissions, damages and causes of action whatsoever, of every name, nature, and description, both in law and in equity, or which may result from the existing state of things, that Releasors ever had or may now have, known or unknown, direct or indirect, absolute or contingent, or might subsequently accrue to Releasors or any of them or that anyone claiming through or under any of them may have, or claim to have, which arise under or in any way relate to any of the Loan Documents (as defined in the Settlement Agreement) or the subject matter of the Settlement Agreement, against any one or more of the Releasees or their respective officers, directors, shareholders, agents, servants, employees, attorneys, predecessors in interest, successors or assigns.

     This Release shall forever settle, adjust, and discharge all claims of Releasors against Releasees designated above. Releasors voluntarily and knowingly execute this release with the intent of effecting the extinguishment of obligations as hereinabove designated. The Releasors have read this Release and understand all of its terms. The undersigned have executed the same voluntarily and with full knowledge of its significance.

     EXECUTED  as an instrument under seal the day and year first above written.


WITNESSED:                              VESTEX CAPITAL CORPORATION

/s/  Derek  R.  Coulter                 By:   /s/  Brian M. Adley
     Derek  R.  Coulter                            Brian M. Adley
                                                   Chief Executive Officer

WITNESSED:

/s/  Derek  R.  Coulter                 By:   /s/  Brian M. Adley
     Derek  R.  Coulter                            Brian M. Adley